UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

 Date of report (Date of earliest event reported): July 14, 2003 (July 1, 2003)

                      Fortune Diversified Industries, Inc.
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


             Delaware                 0-19049            74-2504501
   -----------------------------   --------------   --------------------
   (State or other jurisdiction     (Commission        (IRS Employer
         of incorporation)          File Number)     Identification No.)



     6809 Corporate Drive, Indianapolis, Indiana            46278
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      (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (317) 532-1374


                                       N/A
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          (Former name or former address, if changed since last report)

Fortune Diversified Industries, Inc.
SEC Form 8-K

Item 1.  Change in Control.

Norman G. Wolcott, Jr. acquired 7,266,084 restricted shares of Fortune Diversified Industries, Inc., a Delaware corporation ("FDVI") common stock as a part of a transaction pursuant to the terms of a Stock Exchange Agreement by and among Nor-Cote International, Inc., an Illinois corporation, and its subsidiaries; Norman G. Wolcott, Jr., individually; Norman G. Wolcott, Jr. and Norman G. Wolcott, Sr., as co-trustees of the Norman G. Wolcott, Sr. and Lucile
H. Wolcott Revocable Trust of 1995; First Bankers Trust Company, as trustee under the Trust Agreement for the Nor-Cote International, Inc. Employee Stock Ownership Plan Trust; and the Registrant as Buyer (described in Item 5 below). Mr. Wolcott, Jr. acquired the shares, in part, in return for Mr. Wolcott, Jr.'s shareholding in Nor-Cote International, Inc. Mr. Wolcott, Jr. will continue as Chairman of Nor-Cote International, Inc., under the terms of an employment agreement, a copy of which is an Exhibit to this filing.

Norman G. Wolcott, jr. and Norman G. Wolcott, Sr., as Co-trustees of the Norman
G. Wolcott, Sr. and Lucile H. Wolcott revocable trust of 1995 ("Trustees") acquired 5,125,160 restricted shares of Fortune Diversified Industries, Inc., a Delaware corporation ("FDVI") common stock as a part of a transaction pursuant to the terms of a Stock Exchange Agreement by and among Nor-Cote International, Inc., an Illinois corporation, and its subsidiaries; Norman G. Wolcott, Jr., individually; Norman G. Wolcott, Jr. and Norman G. Wolcott, Sr., as co-trustees of the Norman G. Wolcott, Sr. and Lucile H. Wolcott Revocable Trust of 1995; First Bankers Trust Company, as trustee under the Trust Agreement for the Nor-Cote International, Inc. Employee Stock Ownership Plan Trust; and the Registrant as Buyer (described in Item 5 below). Mr. Wolcott, Jr. acquired the shares, in part, in return for the Trustees' shareholding in Nor-Cote International, Inc.

John F. Fisbeck, Carter M. Fortune, Robert J. Kingston, Norman G. Wolcott, Jr. and Trustees may be considered members in a "group" within the meaning of Rule 13d-5(b)(1). Although Messrs. Fisbeck, Fortune, Kingston, Wolcott, Jr. have taken ownership of the FDVI stock in their individual names and Trustees have taken ownership in a trust capacity, and Trustees and Mr. Wolcott have individually supplied ownership interests in Nor-Cote International, Inc. in consideration for the acquisition of their respective FDVI common stock, Messrs. Fisbeck, Fortune, Kingston, Wolcott, Jr., and Trustees may be considered to be acting together for the purpose of acquiring and holding the stock since Messrs. Fisbeck and Fortune previously signed Stock Purchase Agreements to initially acquire control of FDVI and Trustees and Mr. Wolcott, Jr.'s acquisition of shares was not in the ordinary course of his business and may be deemed to have arisen in a transaction having the purpose or effect of influencing control of FDVI, under Rule 13d-5(b)(2)(ii).

Messrs. Fisbeck, Fortune and Kingston are considered members of a group deemed to beneficially own 79,819,020 shares of FDVI common stock representing 85.22% of the outstanding common stock of FDVI, which totals 93,656,237 shares. Individually, each person has sole dispositive and voting power over the following shares of common stock: John F. Fisbeck, 17,514,668 (or 18.70%), Carter M. Fortune, 42,013,108 (or 44.86%) Robert J. Kingston, 7,900,000 (or 8.43%), Norman G. Wolcott, Jr., individually, 7,266,084 (or 7.76%), and Norman
G. Wolcott Sr., and Norman G. Wolcott Jr., as Co-Trustees, 5,125,160 (or 5.47%). The shareholdings identified above are shown in the following table:

Title of Class                 Name and Address of          Amount and Nature of        Percent of Class
                               Beneficial Owner             Beneficial Ownership        (93,656,237 shares
                                                            (D) -- Direct outstanding)
                                                            (I) -- Indirect.
Common                         Carter M. Fortune            42,013,108 (D)              44.86% (D)
                               6809 Corporate Dr.           37,805,912 (I)
                               Indianapolis, IN
                               46278

Common                         John M. Fisbeck              17,514,668 (D)              18.70% (D)
                               6809 Corporate Dr.           62,304,352 (I)
                               Indianapolis, IN
                               46278

Common                         Robert J. Kingston            7,900,000 (D)              08.43% (D)
                               6809 Corporate Dr.           71,919,020 (I)
                               Indianapolis, IN
                               46278

                                       2

Common                         Norman G. Wolcott,            7,266,084 (D)              07.76% (D)
                               Jr., individually            72,552,936 (I)
                               6809 Corporate Dr.
                               Indianapolis, IN
                               46278


Common                         Norman G. Wolcott,            5,125,160 (D)              05.47% (D)
                               Jr. and Norman G.            74,693,860 (I)
                               Wolcott, Sr., as
                               Co-Trustees
                               6809 Corporate Dr.
                               Indianapolis, IN
                               46278


TOTAL                                                       79,819,020 (D)              85.22%(D)
                                                            79,819,020 (I)

Item 5.  Other Events.

Effective as of July 1, 2003, the Registrant has entered into a Stock Exchange Agreement ("Agreement") by and among Nor-Cote International, Inc., an Illinois corporation ("Company"), and its subsidiaries; Norman G. Wolcott, Jr., individually ("Norm Wolcott"); Norman G. Wolcott, Jr. and Norman G. Wolcott, Sr., as co-trustees of the Norman G. Wolcott, Sr. and Lucile H. Wolcott Revocable Trust of 1995 ("Wolcott Trust"); First Bankers Trust Company, as trustee under the Trust Agreement for the Nor-Cote International, Inc. Employee Stock Ownership Plan Trust ("Trustee"); and the Registrant as Buyer ("Registrant").

The Stock Exchange Agreement's terms include, among other things, the exchange of a total of 1,451,985.47 shares of the Company's common stock by Norm Wolcott and the Wolcott Trust, and a total of 747,992.51 shares of the Company's preferred stock by the Trustee, in exchange for certain shares of Registrant held by its wholly owned subsidiary, Nor-Cote Acquisition, Inc. The Registrant's shares were exchanged at a ratio of eight and five hundred and thirty four thousandths (8.534) shares of Registrant's shares for each share of the Company's common stock and thirteen and two hundred and forty seven thousandths (13.247) shares for each share of the Company's preferred shares exchanged. The Registrant exchanged 12,391,244 of its own shares to Norm Wolcott and the Wolcott Trust and exchanged 7,668,364 of its own shares to the Trustee.

In addition to the exchange described above, Norm Wolcott and the Wolcott Trust received one million eight hundred thousand dollars ($1,800,000.00) in cash. The Trustee received eight hundred ninety three thousand, six hundred eight dollars ($893,608.00) for one hundred sixty nine thousand one hundred sixteen and 998/1000 (169,116.998) preferred shares of the Company held by the Trustee that have been allocated to the Company's Employee Stock Ownership Plan participants. The exchanged common and preferred shares constituted all of the Company's outstanding shares.

The disposition of Registrant's shares held by Norm Wolcott and Trustees is substantially restricted by an Option Agreement, which is an exhibit hereto.

Norm Wolcott is party to the Agreement and is subject to an Employment Agreement, which is an exhibit to this form 8-K. Prior to the Agreement, there was no material relationship between the Registrant and Norm Wolcott.

The principle followed in determining the amount of consideration paid was the ongoing value of the Company, with adjustments thereto for certain aspects of the transaction, including earnings benchmarks as defined by the Agreement. The Company was acquired through the parties identified above. Prior to the Agreement, there was no material relationship between the Registrant or any of its subsidiaries and the exchanging parties identified above. The source of the Registrant's consideration included Registrant's shares, cash held by Registrant prior to the Agreement, and a loan held by the Registrant with Merrill Lynch Business Financial Services, Inc.

The Company is engaged in the business of developing, producing and selling ultraviolet ink products. Registrant intends to continue to operate and expand the Company's business.

The foregoing description of certain provisions of the Agreement, a copy of which is filed as exhibit hereto and incorporated herein by reference, is not intended to be complete and is qualified in its entirety by reference to the full text of such Agreement.

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

Item 7.     Financial Statements and Exhibits

(a) and (b) It is impracticable to provide the required financial statements for the acquired business described in Item 2 at this time. The registrant will file the required financial statements as they are available which is anticipated to be not later than 60 days after the required filing date of this Form 8-K.

Exhibit Number             Description
--------------             -----------

Exhibit 5.1 Stock Exchange Agreement by and among Fortune Diversified Industries, Inc.; Nor-Cote International, Inc.; Norman G. Wolcott, Jr.; Norman G. Wolcott, Jr. and Norman G. Wolcott, Sr., as Co-Trustees of the Norman G. Wolcott, Sr. and Lucile
                    H. Wolcott Revocable Trust of 1995 and First Bankers Trust Company, as Trustee under the Trust Agreement for the Nor-Cote International, Inc. Employee Stock Ownership Plan Trust

Exhibit 5.2 Option Agreement by and among Norman G. Wolcott, Jr., individually, and Norman G. Wolcott, Jr. and Norman G. Wolcott, Sr., as Co-Trustees of the Norman G. Wolcott, Sr. and Lucile H. Wolcott Revocable Trust of 1995, Carter Fortune, and Fortune Diversified Industries, Inc.

Exhibit 5.3         Executive Employment Agreement by and between Norman G.
                    Wolcott, Jr. and Company


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Fortune Diversified Industries, Inc.
                      ------------------------------------
                                  (Registrant)

DATE:     July 15, 2003


                           7/15/03   /s/ Amy Schumacher
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                           Date      Amy Schumacher, principal financial
                                     officer (Controller)




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

                                  EXHIBIT INDEX



EXHIBIT                    DESCRIPTION                                   PAGE NO

Exhibit 5.1         Stock Exchange Agreement by and among Fortune            6
                    Diversified Industries, Inc.; Nor-Cote International, Inc.; Norman G. Wolcott, Jr.; Norman G. Wolcott, Jr.
                    and Norman G. Wolcott, Sr., as Co-Trustees of the
                    Norman G. Wolcott, Sr. and Lucile H. Wolcott Revocable Trust of 1995 and First Bankers Trust Company, as
                    Trustee under the Trust Agreement for the Nor-Cote International, Inc. Employee Stock Ownership Plan Trust

Exhibit 5.2         Option Agreement by and among Norman G. Wolcott, Jr.,   40
                    individually, and Norman G. Wolcott, Jr. and Norman G. Wolcott, Sr., as Co-Trustees of the Norman G. Wolcott,
                    Sr. and Lucile H. Wolcott Revocable Trust of 1995,
                    Carter Fortune, and Fortune Diversified Industries, Inc.

Exhibit 5.3 Executive Employment Agreement by and between Norman G. 46 Wolcott, Jr. and Company






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